Franklin

Short-Term Municipal

Income ETF

Summary Prospectus	April 1, 2026

Fund Symbol: FTMS Principal U.S. Listing Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information, reports to shareholders and other information about the fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling 1-800-225-1581 or by sending an e-mail request to funddocuments@putnam.com.

The fund’s prospectus and statement of additional information, both dated April 1, 2026, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Goal

The fund seeks as high a level of current income exempt from federal income tax as the Investment Manager (as defined below) believes is consistent with preservation of capital.

Fees and expenses

The following tables describe the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses you pay each year as a percentage of the value of your investment)

Management fees	Distribution and service (12b-1) fees	Other expenses[1]	Acquired fund fees and expenses[1]	Total annual fund operating expenses[2]	Expense reimburse- ment[3]	Total annual fund operating expenses after expense reim- bursement
0.20%	None	0.00%	0.02%	0.22%	(0.01)%	0.21%

1 Estimated amounts for current fiscal year. Actual expenses may differ from estimates.

2 Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the fund’s financial highlights, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

3 The Investment Manager has agreed to reduce its fees by an amount equal to the management fees paid by Franklin Templeton affiliated funds with respect to assets the fund invests in such affiliated funds. This arrangement cannot be terminated prior to March 31, 2027 without approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

	1 year	3 years
Short-Term Municipal Income ETF	$22	$71

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year (including that of the Predecessor Fund (as defined below) for the period of December 1, 2024 to October 27, 2025) was 37%.

Investments, risks, and performance

Principal investment strategies

The fund invests mostly in bonds (including general obligation bonds and revenue obligation bonds) that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (“AMT”)) and that have short-term maturities (i.e., three years or less). The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders.

The Investment Manager may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

It is important to understand that you can lose money by investing in the fund.

Fixed income investments risk: The risks associated with fixed income investments include interest rate risk, which is the risk that the value of the fund’s investments is likely to fall if interest rates rise. Fixed income investments are also subject to credit risk, which is the risk that issuers of the fund’s investments may default on payment of interest or principal. Fixed income investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest rate risk is generally greater for longer-term fixed income securities, and credit risk is generally greater for below-investment-grade fixed income securities, which can be more sensitive to changes in markets, credit conditions, and interest rates, and may be considered speculative.

Tax-exempt investments risk: Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code of 1986, as amended, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. Interest the fund receives might be taxable.

Prepayment risk: If an issuer calls or redeems an investment during a time of declining interest rates, the fund may have to reinvest the proceeds in an investment offering a lower yield.

Fluctuation of net asset value and share price risk: Shares may trade at a larger premium or discount to the fund’s net asset value than shares of other ETFs. The net asset value of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) net asset value or the intraday value of the fund’s holdings. In addition, in stressed market conditions or periods of market disruption or volatility, the market for fund shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.

Trading issues risk: The fund has a limited public trading history. There can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended, which could lead to the fund’s shares trading at wider spreads and larger premiums and discounts to net asset value than other actively managed ETFs. As a result, it may cost investors more to trade fund shares than shares of other ETFs. There is no guarantee that the fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units.

The market prices of the fund’s shares are expected to fluctuate, in some cases materially, in response to changes in the fund’s net asset value, the intraday value of the fund’s holdings and supply and demand for the fund’s shares. The Investment Manager cannot predict whether the fund’s shares will trade above, below or at their net asset value or the intraday value of the fund’s holdings. During periods when the fund is trading below its net asset value, investors may incur significant losses if they sell shares.

The securities held by the fund may be traded in markets that close at a different time than the exchange on which the fund’s shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the exchange and the corresponding premium or discount to the shares’ net asset value may widen.

Large shareholder transaction risk: The fund is subject to the risk that shareholders will purchase or redeem large quantities of shares of the fund. The fund may be an investment option for mutual funds that are managed by the Investment Manager and its affiliates as “funds of funds.” Additionally, other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. In addition, a large number of shareholders may collectively purchase or redeem fund shares in large amounts rapidly or unexpectedly. Large shareholder transactions may adversely affect the fund’s liquidity and net assets. These redemptions may also adversely affect the fund’s performance if the fund is forced to sell securities, which may also increase the fund’s brokerage costs.

Authorized participant concentration risk: Only an authorized participant may engage in creation and redemption transactions directly with the fund. The fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those authorized participants do not engage in creation and redemption orders, there may be a significantly diminished trading market for fund shares or fund shares may trade at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing.

Cash transactions risk: Unlike certain ETFs, the fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in the fund’s shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Market risk: The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, outbreaks of infectious illnesses or other widespread public health issues, and factors related to a specific issuer, asset class, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings, may negatively impact the fund’s performance, and may exacerbate other risks to which the fund is subject.

Management and operational risk: There is no guarantee that the investment techniques, analyses, or judgments that the Investment Manager applies in making investment decisions for the fund will produce the intended outcome or that the investments selected for the fund will perform as well as other securities that were not selected for the fund. The Investment Manager, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The fund acquired the assets and assumed the liabilities of the Putnam Short-Term Municipal Income Fund (the “Predecessor Fund”) in a reorganization that was effective after the market close on October 24, 2025 (the

“Reorganization”). As a result of the Reorganization, the fund adopted the performance and financial history of the Predecessor Fund’s Class R6 shares. Prior to the Reorganization, the fund had not yet commenced operations.

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The returns shown for the periods ended on or prior to October 24, 2025 are those of the Predecessor Fund. The bar chart shows changes in the fund’s (and the Predecessor Fund’s) performance from year to year. The table shows the average annual total returns of the fund (and the Predecessor Fund) and also compares such performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. The Predecessor Fund’s performance is represented by the performance of the Predecessor Fund’s Class R6 shares. The fund has the same investment goal and substantially similar strategies as the Predecessor Fund. However, the fund has a lower net expense ratio than Class R6 shares of the Predecessor Fund, and the performance of the Predecessor Fund’s Class R6 shares shown below has not been adjusted to reflect the lower net expense ratio attributable to the fund. As a result, the performance returns of the fund for the periods ended on or prior to October 24, 2025 would have been different than those of the Predecessor Fund’s Class R6 shares. Had the Predecessor Fund been structured as an ETF, its performance may have differed.

The fund makes updated performance information, including its current net asset value per share, available at www.franklintempleton.com.

The fund’s (and Predecessor Fund’s) past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Annual total returns

Best Quarter:	Q4 2023	2.89%
Worst Quarter:	Q1 2022	-2.40%

Average annual total returns

(for periods ended 12/31/25)

Short-Term Municipal Income ETF	1 year	5 years	10 years

Return before taxes*	4.26%	2.07%	1.92%

Return after taxes on distributions*	4.19%	2.02%	1.89%

Return after taxes on distributions and sales of fund shares*	3.86%	2.11%	1.90%

Bloomberg Municipal Bond Index (no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%

Bloomberg Three-Year Municipal Bond Index (no deduction for fees, expenses or taxes)	4.11%	1.29%	1.64%

*

Performance for the Predecessor Fund’s Class R6 shares prior to their inception (5/22/18) is derived from the historical performance of the Predecessor Fund’s Class Y shares and has not been adjusted for the lower investor servicing fees applicable to Class R6 shares; had it been adjusted, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Your fund’s management

Investment Manager

Franklin Advisers, Inc. (“Franklin Advisers” or the “Investment Manager”)

Sub-advisors

Putnam Investment Management, LLC (“Putnam Management”)

Franklin Templeton Investment Management Limited (“FTIML”)

Portfolio managers

Benjamin C. Barber, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

James Conn, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

Garrett L. Hamilton, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2016.

Francisco Rivera

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

Daniel Workman, CFA

Portfolio Manager of Franklin Advisers and portfolio manager of the fund since inception (2025) and portfolio manager of the Predecessor Fund since 2024.

Purchase and sale of fund shares

Shares of the fund are listed and traded on an exchange, and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value. Shares of the fund may trade at a price greater than the fund’s net asset value (premium) or less than the fund’s net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the fund’s net asset value, market price, premiums and discounts, and bid-ask spread, is available at www.franklintempleton.com.

Tax information

The fund intends to distribute income that is exempt from federal income tax, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities or capital gains realized on the disposition of its investments.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial professional), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at www.franklintempleton.com, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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